UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2002

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road, Pineville, Louisiana	71360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  318/484-7400

Item 5.          Other Events

          This Form 8-K/A amends the Form 8-K of Cleco Corporation (the Company) dated and filed with the Securities and Exchange Commission on March 4, 2002 by amending Notes 20 and 22 to the notes to the consolidated financial statements of the Company for the years ended December 31, 1999, 2000 and 2001 filed as exhibit 99.2 to read set forth in Exhibit 99.2 hereto.

Item 7.          Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit No.	Description

	99.2	Changes to the Notes to the Audited Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: March 26, 2002	By: /s/ R. Russell Davis
Name: R. Russell Davis
Title: Vice President and Controller
(Principal Accounting Officer)